Exhibit 10.4

EMPLOYEE MATTERS AGREEMENT

THIS EMPLOYEE MATTERS AGREEMENT is made as of [                ], 2011 by and between Fortune Brands, Inc., a Delaware corporation, which intends to change its name to Beam Inc. after the Distribution (“Fortune Brands” or “Beam”), and Fortune Brands Home & Security, Inc., a Delaware corporation (“H&S”), and, as of the date hereof, a wholly-owned subsidiary of Fortune Brands.

WHEREAS, Fortune Brands and H&S have entered into a Separation and Distribution Agreement dated as of [                ], 2011 (the “Distribution Agreement”) pursuant to which Fortune Brands will distribute on a pro rata basis to the holders of shares of Fortune Brands’ common stock, par value $3.125 per share (“Fortune Brands Shares”), without any consideration being paid by the holders of such Fortune Brands Shares, all of the outstanding post-Conversion shares of H&S common stock, par value $0.01 per share (“H&S Shares”), owned by Fortune Brands as of the Distribution Date (as defined in the Distribution Agreement); and

WHEREAS, in connection with the Distribution, Fortune Brands and H&S desire to enter into this Employee Matters Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Distribution Agreement, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. Unless otherwise defined herein, each capitalized term shall have the meaning specified for such term in the Distribution Agreement. As used in this Agreement:

“Adjusted Fortune Brands Option” has the meaning set forth in Section 6.01(b) of this Agreement.

“Adjusted Fortune Brands RSU Award” has the meaning set forth in Section 6.02(b) of this Agreement.

“Agreement” means this Employee Matters Agreement together with those parts of the Distribution Agreement referenced herein and all schedules hereto and all amendments, modifications and changes hereto and thereto.

“Beam” has the meaning set forth in the recitals of this Agreement.

“Beam FSA” has the meaning set forth in Section 4.05 of this Agreement.

“Business Employee” means (i) each individual who immediately prior to the Distribution Date is employed by an H&S Party, including each Transferred Employee, and (ii)

each former employee of a Fortune Brands Party or an H&S Party whose last employment with any of such parties prior to termination was with an H&S Party.

“Code” means the Internal Revenue Code of 1986.

“CSOC” means the Compensation and Stock Option Committee of the Fortune Brands Board of Directors or the Compensation Committee of the H&S Board of Directors, as the case may be.

“DB Master Trust” has the meaning set forth in Section 3.02(a) of this Agreement.

“DC Master Trust” has the meaning set forth in Section 3.01(b) of this Agreement.

“Departing Employee” means an employee of a Fortune Brands Party listed on Exhibit A who will retire or be involuntarily terminated as a result of the Distribution.

“Distribution Agreement” has the meaning set forth in the recitals of this Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Fortune Brands” has the meaning set forth in the recitals of this Agreement.

“Fortune Brands FSA” has the meaning set forth in Section 4.05 of this Agreement.

“Fortune Brands LTIPs” means the Fortune Brands, Inc. 1999 Long-Term Incentive Plan, the Fortune Brands, Inc. 2003 Long-Term Incentive Plan, the Fortune Brands, Inc. 2007 Long-Term Incentive Plan, the Fortune Brands, Inc. 2011 Long-Term Incentive Plan, the Fortune Brands, Inc. Non-Employee Director Stock Option Plan, the Fortune Brands, Inc. 2002 Non-Employee Director Stock Option Plan, the Fortune Brands, Inc. 2005 Non-Employee Director Stock Plan, the Fortune Brands, Inc. Stock Plan for Non-Employee Directors and the Fortune Brands, Inc. 2010 Non-Employee Director Stock Plan.

“Fortune Brands Non-ERISA Benefit Arrangement” means any Non-ERISA Benefit Arrangement sponsored or maintained by a Fortune Brands Party.

“Fortune Brands Options” means stock options granted under the Fortune Brands LTIPs.

“Fortune Brands Plan” means any Pension Plan or Welfare Plan sponsored or maintained by a Fortune Brands Party.

“Fortune Brands Post-Distribution Stock Price” means the per share price of Fortune Brands Shares immediately after the Distribution, which shall be equal to the average of the volume weighted average price of Fortune Brands Shares for each of the three consecutive trading days immediately following the Distribution Date.

“Fortune Brands Pre-Distribution Stock Price” means the per share price of Fortune Brands Shares immediately prior to the Distribution, which shall be equal to the per share closing price of Fortune Brands Shares on Distribution Date, trading “with due bills.”

“Fortune Brands RSUs” means restricted stock units granted under any of the Fortune Brands LTIPs.

“Fortune Brands Shares” has the meaning set forth in the recitals of this Agreement.

“Fortune Brands Supplemental Plan” means the Fortune Brands, Inc. Supplemental Plan.

“Fortune Brands Welfare Plans” means a Welfare Plan sponsored or maintained by a Fortune Brands Party.

“Fortune FSA Participant” has the meaning set forth in Section 4.05 of this Agreement.

“H&S” has the meaning set forth in the recitals of this Agreement.

“H&S Employee” means a person who is employed by an H&S Party immediately following the Distribution Date.

“H&S FSA” has the meaning set forth in Section 4.05 of this Agreement.

“H&S Hourly RSP” has the meaning set forth in Section 3.01(c) of this Agreement.

“H&S LTIP” has the meaning set forth in Section 6.01(a) of this Agreement.

“H&S Pension Plans” means the Master Lock Pension Plan, the Moen Incorporated Pension Plan, the Masterbrand Cabinets Inc. Pension Plan and the Aristokraft Inc. Jasper Indiana Service Related Pension Plan.

“H&S Post-Distribution Stock Price” means the per share price of H&S Shares immediately after the Distribution, which shall be equal to the average of the volume weighted average price of H&S common stock for each of the three consecutive trading days immediately following the Distribution Date.

“H&S Salaried RSP” has the meaning set forth in Section 3.01 of this Agreement.

“H&S Shares” has the meaning set forth in the recitals of this Agreement.

“H&S Supplemental Plans” means the Masterbrand Cabinets, Inc. Supplemental Retirement Plan, the Master Lock Company LLC Supplemental Retirement Plan, the Moen Incorporated Supplemental Retirement Plan, the Therma-Tru Corp. Supplemental Executive Retirement Plan and the Waterloo Industries, Inc. Supplemental Retirement Plan.

“H&S Welfare Plan” means a Welfare Plan sponsored or maintained by an H&S Party.

“Intrinsic Value” means (a) in the case of a Fortune Brands Option immediately prior to the Distribution, the difference between the Fortune Brands Pre-Distribution Stock Price and the per share exercise price of such Fortune Brands Option, (b) in the case of an Adjusted Fortune Brands Option or Split Fortune Brands Option immediately after the Distribution, the difference between the Fortune Brands Post-Distribution Stock Price and the per share exercise price of such Adjusted Fortune Brands Option or Split Fortune Brands Option and (c) in the case of a

Substitute H&S Option or Split H&S Option immediately after the Distribution, the difference between the H&S Post-Distribution Stock Price and the per share exercise price of such Substitute H&S Option or Split H&S Option, in each case multiplied by the number of Fortune Brands Shares or H&S Shares, as the case may be, subject to such option.

“IRS” means the Internal Revenue Service.

“Nominating Committee” means the Nominating and Corporate Governance Committee of the Fortune Brands Board of Directors.

“Non-ERISA Benefit Arrangement” means any contract, agreement, policy, practice, program, plan, trust or arrangement, other than a Pension Plan or Welfare Plan, providing for benefits, perquisites or compensation of any nature to any Business Employee, or to any family member, dependent or beneficiary of any such Business Employee, including tuition reimbursement, supplemental unemployment, vacation, sick, personal or bereavement days, holidays, retirement, deferred compensation, profit sharing, bonus, stock-based compensation or other forms of incentive compensation.

“Pension Plan” means any pension plan as defined in Section 3(2) of ERISA, without regard to Section 4(b)(4) or 4(b)(5) of ERISA.

“Split Fortune Brands Option” has the meaning set forth in Section 6.01(c) of this Agreement.

“Split Fortune Brands RSU Award” has the meaning set forth in Section 6.02(c) of this Agreement.

“Split H&S Option” has the meaning set forth in Section 6.01(c) of this Agreement.

“Split H&S RSU Award” has the meaning set forth in Section 6.02(c) of this Agreement.

“Substitute H&S Option” has the meaning set forth in Section 6.01(a) of this Agreement.

“Substitute H&S RSU Award” has the meaning set forth in Section 6.02(a) of this Agreement.

“Transferred Employee” means each employee of a Fortune Brands Party or any of its Affiliates (other than H&S or any H&S Subsidiary) listed on Exhibit B hereto whose employment shall be transferred to an H&S Party immediately prior to the Distribution Date.

“Welfare Plan” means any employee welfare plan as defined in Section 3(1) of ERISA, without regard to Section 4(b)(4) or 4(b)(5) of ERISA.

1.02 Rules of Construction.

(a) In this Agreement, unless the context clearly indicates otherwise:

(i) words used in the singular include the plural and words used in the plural include the singular;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement;

(iii) reference to any Person’s “Affiliates” shall be deemed to mean such Person’s Affiliates following the Distribution;

(iv) reference to any gender includes the other gender;

(v) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation;”

(vi) references to any Article, Section or schedule means such Article or Section of, or such schedule to, this Agreement, as the case may be;

(vii) the words “herein,” “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof;

(viii) reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

(ix) reference to any law (including statutes and ordinances) means such law (including all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(x) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including;”

(xi) accounting terms used herein shall have the meanings ascribed to them by Fortune Brands and its Subsidiaries, including H&S, in its and their internal accounting and financial policies and procedures in effect immediately prior to the date of this Agreement;

(xii) if there is any conflict between the provisions of the Distribution Agreement and this Agreement, the provisions of this Agreement shall control with respect to the subject matter hereof; if there is any conflict between the provisions of the body of this Agreement and any schedule hereto, the provisions of the body of this Agreement shall control unless explicitly stated otherwise in such schedule;

(xiii) titles to Articles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement;

(xiv) any portion of this Agreement obligating a Party to take any action or refrain from taking any action, as the case may be, shall mean that such Party shall also be obligated to cause its relevant Subsidiaries to take such action or refrain from taking such action, as the case may be; and

(xv) unless otherwise specified in this Agreement, all references to dollar amounts herein shall be in respect of lawful currency of the United States.

(b) The titles to Articles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement, and this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

ARTICLE II

ASSIGNMENT OF EMPLOYEES

Effective immediately prior to the Distribution Date, the employment of the Transferred Employees by the Fortune Brands Parties shall be terminated and thereupon the employment of the Transferred Employees shall commence with and shall be assigned and transferred to an H&S Party. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall create any obligation on the part of any H&S Party to continue the employment of any employee for any definite period following the Distribution Date or to change the employment status of any employee from “at will.”

ARTICLE III

PENSION, RETIREMENT AND DEFERRED COMPENSATION PLANS

3.01 Defined Contribution Plans.

(a) Establishment of H&S Retirement Savings Plan. On or before, but effective as of the close of business on, the Distribution Date, H&S shall adopt, establish and maintain a 401(k) profit sharing Pension Plan and trust for the benefit of salaried employees of the H&S Parties, which is intended to be qualified under Section 401(a) of the Code and exempt from federal income tax under Section 501(a) of the Code (the “H&S Salaried RSP”). As soon as practicable after the adoption of the H&S Salaried RSP, H&S shall submit an application for determination to the IRS for a determination that the H&S Salaried RSP is qualified under Section 401(a) of the Code and that the related trust is exempt from federal income tax under Section 501(a) of the Code, and shall take any actions not inconsistent with H&S’s other general commitments contained in this Agreement and make any amendments necessary to receive such determination. As of the Distribution Date, each Business Employee employed by the H&S Parties shall be eligible to participate in the H&S Salaried RSP, which shall recognize the service of such Business Employee with Fortune Brands and its subsidiaries in accordance with Section 7.05. Following the end of the 2011 plan year, the H&S Parties shall make a profit sharing contribution to the H&S Salaried RSP on behalf of each eligible Business Employee with respect to the aggregate amount of his or her 2011 compensation from the Fortune Brands Parties and the H&S Parties, as determined in accordance with the terms of the H&S Salaried RSP; provided that prior to the date of such contribution the Fortune Brands Parties shall pay to the H&S Parties, in the manner reasonably designated by H&S, the portion of such contribution that relates to the 2011 compensation of the Transferred Employees that was paid by the Fortune Brands Parties prior to the Distribution Date.

(b) Transfer from Fortune Brands, Inc. Retirement Savings Plan. As of the Distribution Date, Fortune Brands shall cause the Fortune Brands Master Defined Contribution Trust (the “DC Master Trust”) to transfer to the trust established under the H&S Salaried RSP assets having a value as of the applicable valuation date that is equal to the value of the account balances of, and liabilities with respect to, all Business Employees with an account balance under the Fortune Brands Retirement Savings Plan as of such valuation date. In addition, on or as soon as administratively practicable after the Distribution Date, a pro rata share of all unallocated amounts shall be transferred from the DC Master Trust to the trust established by H&S under the H&S Salaried RSP, determined based upon the ratio of the sum of the account balances of the Business Employees described in the immediately preceding sentence as of the applicable valuation date to the sum of all account balances held in the DC Master Trust as of such valuation date. Such transferred assets shall be in cash or in kind, including shares of securities, promissory notes evidencing outstanding plan loans, Fortune Brands Shares or H&S Shares, and such transfer shall be made in accordance with Section 414(l) of the Code. Liabilities under any qualified domestic relations orders (as defined in Section 414(p) of the Code) received with respect to any accounts transferred to the H&S Salaried RSP shall be transferred to and assumed by the H&S Salaried RSP at the time such assets attributable to such accounts are transferred. H&S shall assume and thereafter be solely responsible for all then existing and future employer liabilities related to such Business Employees under the H&S Salaried RSP and the administration thereof and, except as provided in Section 3.01(a), the Fortune Brands Parties shall have no liability whatsoever therefor.

(c) Transfer of Fortune Brands Hourly Employee Retirement Savings Plan. As of the Distribution Date, Fortune Brands will transfer sponsorship of the Fortune Brands Hourly Employee Retirement Savings Plan to H&S (the “H&S Hourly RSP”). On or as soon as administratively practicable after the Distribution Date, the DC Master Trust shall transfer all assets and liabilities relating to the H&S Hourly RSP to the trust established under the H&S Hourly RSP. Such transferred assets shall be in cash or in kind, including shares of securities, promissory notes evidencing outstanding plan loans, Fortune Brands Shares or H&S Shares, and such transfer shall be made in accordance with Section 414(1) of the Code. Liabilities under any qualified domestic relations orders (as defined in Section 414(p) of the Code) received with respect to any assets relating to the H&S Hourly RSP shall be transferred to and assumed by the H&S Hourly RSP at the time such plan is transferred. H&S shall assume and thereafter be solely responsible for all then existing and future employer liabilities and administration related to all H&S Hourly RSP participants and Business Employees under the H&S Hourly RSP, and the Fortune Brands Parties shall have no liability whatsoever therefor.

(d) Liquidation of Company Stock Funds. Subject to the fiduciary and other requirements of ERISA, and any other applicable laws, Fortune Brands shall take such actions as are reasonably necessary to ensure that any liquidation of H&S Shares held in the Fortune Brands Retirement Savings Plan after the Distribution Date is orderly and periodic. Subject to the exercise of its fiduciary duties or other requirements of ERISA and any other applicable laws, as soon as administratively practicable after the Distribution Date, Fortune Brands shall permit participants in the Fortune Brands Retirement Savings Plan to transfer the investment of their plan accounts out of the H&S Share fund maintained under such plan and shall prohibit participants from transferring the investment of their plan accounts or electing the investment of new contributions into such H&S Share fund, but shall not otherwise require the liquidation of any H&S Shares from the Fortune Brands Retirement Savings Plan until June 30, 2012. Subject to the fiduciary and other requirements of ERISA, and any other applicable laws, H&S shall take such actions as are reasonably necessary to ensure that any liquidation of the shares of Fortune Brands Shares held in the H&S Salaried RSP and the H&S Hourly RSP is orderly and periodic. Subject to the exercise of its fiduciary duties or other requirements of ERISA and any other applicable laws, as soon as administratively practicable after the Distribution Date, H&S shall permit participants in the H&S Salaried RSP and H&S Hourly RSP to transfer the investment of their plan accounts out of the Fortune Brands Share fund maintained under such plan and shall prohibit participants from transferring the investment of their plan accounts or electing the investment of new contributions into such Fortune Brands Share fund, but shall not otherwise require the liquidation of any Fortune Brands Shares from the H&S Salaried RSP or the H&S Hourly RSP until June 30, 2012.

3.02 Defined Benefit Pension Plans.

(a) Transfer of Assets from Master Trust. Following the Distribution Date, the H&S Parties shall continue to be the plan sponsors of each of the H&S Pension Plans. Prior to the Distribution Date, (i) the H&S Parties shall establish one or more trusts to be a source of providing benefits under the H&S Pension Plans and (ii) Fortune Brands shall cause the assets held in the Fortune Brands Master Retirement Trust (the “DB Master Trust”) and allocated to the subaccounts for the H&S Pension Plans to be transferred to the trusts established by the H&S Parties. Following the date of the transfer contemplated by the immediately preceding sentence, the Fortune Brands Parties shall have no liability or obligation with respect to any of the H&S Pension Plans or any participants or former participants in any H&S Pension Plan with respect to their participation therein.

(b) Transfer of Benefits From Fortune Brands Pension Plan. As soon as administratively practicable following the Distribution Date, the Fortune Brands Parties shall cause the Fortune Brands Pension Plan to transfer assets and liabilities to the Moen Incorporated Pension Plan with regard to benefits earned through the Distribution Date that relate to Transferred Employees. Such transfer shall conform to the requirements of Section 414(l) of the Code and Section 4044 of ERISA. Liabilities under any qualified domestic relations orders (defined in Section 414(p) of the Code) received with regard to any benefits for Transferred Employees shall be transferred to and assumed by the Moen Incorporated Pension Plan as of the pension asset transfer. As of the first business day following the Distribution Date, the H&S Parties shall assume and thereafter be solely responsible for all existing and future liabilities, as well as for the investment performance of assets, relating to such Transferred Employees’ benefits (1) accrued under the Fortune Brands Pension Plan, to the extent that such assets and liabilities are transferred from the Fortune Brands Pension Plan to the Moen Incorporated Pension Plan; and (2) future benefits under the Moen Incorporated Pension Plan.

3.03 Supplemental Nonqualified Deferred Compensation Plan. Following the Distribution Date, the H&S Parties shall continue to sponsor and maintain each of the H&S Supplemental Plans. In addition, the H&S Parties shall assume the obligations of the Fortune Brands Parties under the Fortune Brands Supplemental Plan with respect to all Transferred Employees that participate in such plan. The H&S Parties shall be solely responsible for all liabilities and shall fully perform, pay and discharge all obligations, when such obligations become due, to the Business Employees under the H&S Supplemental Plans and to the Transferred Employees under the Fortune Brands Supplemental Plan.

3.04 Non-U.S. Retirement Plans. Following the Distribution Date, the H&S Parties shall cause the applicable non-U.S. H&S Subsidiaries to continue to maintain in full force and effect retirement plans as were sponsored and maintained by such H&S Subsidiaries immediately prior to the Distribution Date. Following the Distribution Date, the Fortune Brands Parties shall have no liability or obligation with respect to any of such plans or any participants or former participants in any of such plans with respect to their participation therein.

ARTICLE IV

WELFARE PLANS

4.01 Continuation of H&S Welfare Plans. Following the Distribution Date, the H&S Parties shall continue to be the plan sponsors of the H&S Welfare Plans. Following the Distribution Date, the Fortune Brands Parties shall have no liability or obligation with respect to such H&S Welfare Plans or any participants or former participants in such plans with respect to their participation therein.

4.02 Coverage of Transferred Employees. As of the Distribution Date, each Transferred Employee shall become eligible to participate in the H&S Welfare Plans established by H&S prior to the Distribution Date for their participation, subject to the terms of such plans. To the extent applicable to any H&S Welfare Plans in which Transferred Employees become eligible as of the Distribution Date that provide benefits similar to the benefits that had been provided to such employees under a Fortune Brands Welfare Plan immediately prior to such date, H&S shall cause the H&S Welfare Plans to recognize all coverage and contribution elections made by the Transferred Employees under the Fortune Brands Welfare Plans in effect for the period immediately prior to the Distribution Date and shall apply such elections under the H&S Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable, in each case to the extent practicable. All beneficiary designations made by Transferred Employees under the Fortune Brands Welfare Plans shall, to the extent applicable, be transferred to, and be in full force and effect under, the H&S Welfare Plans until such beneficiary designations are replaced or revoked by the Transferred Employee who made the beneficiary designation.

4.03 Welfare Plan Liabilities.

(1) H&S Liabilities. Except as provided in clause (2) of this Section 4.03, the H&S Parties and the H&S Welfare Plans, as applicable, shall retain and be responsible for all claims for welfare benefits (and for any Liabilities arising as a result of such claims) incurred with respect to any Business Employee on or after the Distribution Date under the H&S Welfare Plans, and none of the Fortune Brands Parties or the Fortune Brands Welfare Plans shall assume or retain any such Liabilities.

(2) Fortune Brands Liabilities. Fortune Brands and the Fortune Brands Welfare Plans shall continue to be responsible for all claims for welfare benefits (and for any Liabilities arising as a result of such claims) incurred by any Transferred Employee prior to the Distribution Date, whether such claims have been paid or remain unpaid as of such date, and neither H&S nor the H&S Welfare Plans shall assume or retain any such Liabilities.

(3) Claims Incurred. Claims for health benefits shall be considered to be incurred prior to the Distribution Date if the services related to such claims were provided prior to the Distribution Date. Claims for all other welfare benefits shall be considered to be incurred prior to the Distribution Date if the date of loss occurred prior to the Distribution Date.

4.04 COBRA and HIPAA Liabilities. From and after the Distribution Date, the H&S Parties and the H&S Welfare Plans shall be responsible for the continuation coverage requirements under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the portability requirements under the Health Insurance Portability and Accountability Act of 1996 with respect to all Business Employees (including Transferred Employees) and their qualified beneficiaries.

4.05 Flexible Spending Accounts. Effective as of the Distribution Date, H&S shall assume the flexible spending account plan maintained by Fortune Brands for the benefit of Transferred Employees (the “Fortune Brands FSA”), and shall continue the elections of Transferred Employees thereunder. Effective as of the Distribution Date, each employee of a Fortune Brands Party other than the Transferred Employees who as of the Distribution Date is a participant in the Fortune Brands FSA (a “Fortune FSA Participant”) shall participate in the flexible spending account plan maintained by Jim Beam Brands Co. (the “Beam FSA”). Effective as of the Distribution Date, the Beam FSA shall credit or debit the applicable account of each such Fortune FSA Participant under the Beam FSA with an amount equal to the balance of his or her account under the Fortune Brands FSA as of the Distribution Date, and shall continue his or her elections thereunder. If the claims made against a Transferred Employee’s Fortune Brands FSA account prior to the Distribution Date exceed the amounts credited to such account at the Distribution Date, H&S shall reimburse Fortune Brands for the amount of such difference. If the amounts credited to a Transferred Employee’s Fortune Brands FSA account at the Distribution Date exceed the claims made against such account prior to the Distribution Date, Fortune Brands shall reimburse H&S for the amount of such difference.

4.06 Stop Loss Adjustment. Pursuant to the self-funded stop-loss arrangement maintained as of the Distribution Date among the Fortune Brands Parties and the H&S Parties, not later than 60 days after the Distribution Date, Fortune Brands and H&S shall determine the health claims arising prior to the Distribution Date the allocation of such claims among the Fortune Brands Parties and the H&S Parties, and true up payments shall be made among such parties in accordance with such stop-loss arrangement as though the plan year ended on the Distribution Date. Each of the Fortune Brands Parties and the H&S Parties shall be responsible separately for the stop-loss coverage of claims arising under their respective group health plans on and after the Distribution Date.

ARTICLE V

NON-ERISA BENEFIT ARRANGEMENTS

5.01 H&S Non-ERISA Benefit Arrangements. Following the Distribution Date, the H&S Parties shall continue to be the plan sponsor of each Non-ERISA Benefit Arrangement maintained for the benefit of the Business Employees. Following the Distribution Date, the Fortune Brands Parties shall have no liability or obligation with respect to such arrangements or any participants or former participants in such arrangements with respect to their participation therein.

5.02 2011 Annual Bonuses. On or before March 15, 2012, the H&S Parties shall pay to each Transferred Employee a cash bonus payment equal to the full annual bonus amount earned by such Transferred Employee for 2011 pursuant to the terms of the applicable Fortune Brands annual incentive plan; provided that the Transferred Employee’s service with and compensation from the H&S Parties shall be taken into account for purposes of determining the amount of such bonus and the Transferred Employee’s eligibility for such bonus. Prior to the date of such payment, the Fortune Brands Parties shall (i) provide to H&S documentation detailing the amount of the bonus payable to each Transferred Employee and (ii) pay to the H&S Parties, in the manner reasonably designated by H&S, an amount equal to the fraction of such bonus representing the portion of 2011 during which such Transferred Employee was employed by a Fortune Brands Party.

5.03 Success Bonuses. If and when amounts become payable to Transferred Employees under the success bonus agreements in effect between Fortune Brands and Transferred Employees, the Fortune Brands Parties shall forward to H&S the amounts necessary to satisfy Fortune Brands’ obligations to Transferred Employees under the success bonus agreements. H&S shall pay the success bonuses to the appropriate Transferred Employees through regular payroll, and all applicable withholdings from such payments shall be taken as required by law.

ARTICLE VI

EQUITY COMPENSATION PLANS

6.01 Stock Options.

(a) Unvested Options Held by H&S Employees. Except as otherwise specifically provided in Section 6.01(c), Fortune Brands and H&S shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.01(a) by the H&S Board of Directors and the Fortune Brands CSOC, so that each unvested Fortune Brands Option held at the close of business on the Distribution Date by any H&S Employee (or any transferee thereof) shall be, pursuant to the terms of the applicable Fortune Brands LTIP and the applicable H&S equity compensation plan (the “H&S LTIP”) and this Agreement, replaced with a substitute option to purchase H&S Shares granted under the H&S LTIP (a “Substitute H&S Option”), pursuant to which:

(i) the Intrinsic Value of each Substitute H&S Option immediately after the Distribution shall be equal to the Intrinsic Value of the corresponding Fortune Brands Option immediately prior to the Distribution;

(ii) the ratio of the per share exercise price of each Substitute H&S Option to the H&S Post-Distribution Stock Price shall not exceed the ratio of the per share exercise price of the corresponding Fortune Brands Option to the Fortune Brands Pre-Distribution Stock Price; and

(iii) the Substitute H&S Option shall become exercisable and terminate based on the holder’s service with the H&S Parties.

Each Substitute H&S Option shall have the same terms and conditions as the corresponding Fortune Brands Option, except as provided herein. It is intended that the adjustment and substitution set forth herein shall satisfy the requirements of Section 424 of the Code and avoid treatment as nonqualified deferred compensation subject to Section 409A of the Code.

(b) Unvested Options Held by Persons Other Than H&S Employees and Departing Employees. Except as otherwise specifically provided in Section 6.01(c), Fortune Brands shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.01(b) by the Fortune Brands CSOC and the Nominating Committee so that each unvested Fortune Brands Option held at the close of business on the Distribution Date by any person who is not an H&S Employee (or any transferee of such person) shall be replaced pursuant to the terms of the Fortune Brands LTIPs and this Agreement with an adjusted Fortune Brands Option (“Adjusted Fortune Brands Options”), pursuant to which:

(i) the Intrinsic Value of each Adjusted Fortune Brands Option immediately after the Distribution shall be equal to the Intrinsic Value of the corresponding Fortune Brands Option immediately prior to the Distribution; and

(ii) the ratio of the per share exercise price of each Adjusted Fortune Brands Option to the Fortune Brands Post-Distribution Stock Price shall not exceed the ratio of the per share exercise price of the corresponding Fortune Brands Option to the Fortune Brands Pre-Distribution Stock Price.

Each Adjusted Fortune Brands Option shall have the same terms and conditions as the corresponding Fortune Brands Option, except as provided herein. It is intended that the adjustment set forth herein shall satisfy the requirements of Section 424 of the Code and avoid treatment as nonqualified deferred compensation subject to Section 409A of the Code.

(c) Vested Options and Options Held by Departing Employees. Fortune Brands and H&S shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.01(c) by the Fortune Brands CSOC, the Nominating Committee and the H&S Board of Directors, so that (i) each unvested Fortune Brands Stock Option held at the close of business on the Distribution Date by a Departing Employee (or any transferee thereof) shall become fully vested as of the date of such Departing Employee’s termination of employment and (ii) as of the Distribution Date, all vested Fortune Brands Stock Options and all Fortune Brands Stock Options described in clause (i) of this Section 6.01(c) outstanding at the close of business on the Distribution Date shall be, pursuant to the terms of the applicable Fortune Brands LTIP, the applicable H&S LTIP and this Agreement, replaced with one substitute H&S option granted under the H&S LTIP (a “Split H&S Option”) and one adjusted Fortune Brands Option (a “Split Fortune Brands Option”), pursuant to which:

(i) the aggregate Intrinsic Value of the Split H&S Option and Split Fortune Brands Option immediately after the Distribution shall be equal to the Intrinsic Value of the corresponding Fortune Brands Option immediately prior to the Distribution;

(ii) neither the ratio of the per share exercise price of the Split H&S Option to the H&S Post-Distribution Stock Price nor the ratio of the per share exercise price of the Split Fortune Brands Option to the Fortune Brands Post-Distribution Stock Price shall exceed the ratio of the per share exercise price of the corresponding Fortune Brands Option to the Fortune Brands Pre-Distribution Stock Price; and

(iii) each Split H&S Option and Split Fortune Brands Option shall be exercisable and terminate based on the holder’s employment with the Fortune Brands Party or H&S Party with which such holder is employed after the Distribution Date.

Each Split H&S Option and Split Fortune Brands Option shall have the same terms and conditions as the corresponding Fortune Brands Option, except as provided herein. It is intended that the adjustment set forth herein shall satisfy the requirements of Section 424 of the Code and avoid treatment as nonqualified deferred compensation subject to Section 409A of the Code.

6.02 Restricted Stock Units.

(a) RSUs Held by H&S Employees. Except as otherwise specifically provided in Section 6.02(c), Fortune Brands and H&S shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.02(a) by the H&S Board of Directors and the Fortune Brands CSOC pursuant to the terms of the applicable Fortune Brands LTIP, the applicable H&S LTIP and this Agreement, so that each Fortune Brands RSU held at the close of business on the Distribution Date by any H&S Employee shall be replaced with a substitute H&S restricted stock unit award granted under the H&S LTIP (“Substitute H&S RSU Award”). The number of H&S restricted stock units subject to the Substitute H&S RSU Award will be equal to the number of Fortune Brands restricted stock units subject to the Fortune Brands RSU Award held by the participant at the close of business on the Distribution Date multiplied by a fraction, the numerator of which is the Fortune Brands Pre-Distribution Stock Price, and the denominator of which is the H&S Post-Distribution Stock Price. Each Substitute H&S RSU Award shall vest and be payable based on the holder’s employment with the H&S Parties. Each Substitute H&S RSU Award shall have the same terms and conditions as the corresponding Fortune Brands RSU Award, except as provided herein.

(b) RSUs Held by Persons Other Than H&S Employees and Departing Employees. Except as otherwise specifically provided in Section 6.02(c), Fortune Brands shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.02(b) by the Fortune Brands CSOC pursuant to the terms of the applicable Fortune Brands LTIP and this Agreement, so that each Fortune Brands RSU Award held at the close of business on the Distribution Date by any person who is not an H&S Employee shall be adjusted (“Adjusted Fortune Brands RSU Award”). The number of Fortune Brands restricted stock units subject to the Adjusted Fortune Brands RSU Award will be equal to the number of Fortune Brands restricted stock units subject to the Fortunate Brands RSU Award held by the holder at the close of business on the Distribution Date multiplied by a fraction, the numerator of which is the Fortune Brands Pre-Distribution Stock Price, and the denominator of which is the Fortune Brands Post-Distribution Stock Price. Each Adjusted Fortune Brands RSU Award shall have the same terms and conditions as the corresponding Fortune Brands RSU Award, except as provided herein.

(c) RSUs Held by Departing Employees. Fortune Brands and H&S shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.02(c) by the Fortune Brands CSOC and the H&S Board of Directors pursuant to the terms of the applicable Fortune Brands LTIP, the applicable H&S LTIP and this Agreement, so that each Fortune Brands RSU Award held at the close of business on the Distribution Date by any Departing Employee shall be replaced with one adjusted Fortune Brands restricted stock unit award (“Split Fortune Brands RSU Award”) and one substitute H&S restricted stock unit award (“Split H&S RSU Award”), in each case, as set forth in this Section 6.02. The number of Fortune Brands restricted stock units subject to the Split Fortune Brands RSU Award and the number of H&S restricted stock units subject to the Split H&S RSU Award will each be equal to the number of Fortune Brands RSUs held by the holder as of the close of business on the Distribution Date. Each Split Fortune Brands RSU Award and each Split H&S RSU Award shall have the same terms and conditions as the corresponding Fortune Brands RSU Award, except as provided herein.

6.03 Performance Share Awards.

(a) Performance Share Awards Held by H&S Employees. Except as otherwise specifically provided in Section 6.03(c), Fortune Brands and H&S shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.03(a) by the H&S Board of Directors pursuant to the terms of the applicable H&S LTIP and this Agreement, so that each Fortune Brands performance share award held at the close of business on the Distribution Date by any H&S Employee will be replaced with a Substitute H&S RSU Award granted under the H&S LTIP. For purposes of determining the number of H&S restricted stock units subject to the Substitute H&S RSU Award, the number of pre-Distribution Fortune Brands RSUs that are considered earned with respect to such performance share award shall be the sum of (i) plus (ii), where (i) is the total number of Fortune Brands performance shares which would have been granted to the participant for the full performance period, determined using actual performance results as of the Distribution Date, multiplied by a fraction, the numerator of which is the number of days elapsed between the first day of the applicable performance period and the Distribution Date, and the denominator of which is the total number of days in the applicable performance period; and (ii) is the number of Fortune Brands performance shares which would have been granted to the participant for the full Performance Period, assuming “target” performance throughout the Performance Period, multiplied by a fraction, the numerator of which is the number of days between the Distribution Date and the end of the applicable performance period, and the denominator of which is the total number of days in the applicable performance period. The number of pre-Distribution Fortune Brands RSUs that are deemed to have been earned shall then be converted into Substitute H&S RSU Awards in accordance with Section 6.02(a). Each Substitute H&S RSU Award shall vest on the last day of the performance period to which it relates based on the holder’s service with the H&S Parties, and shall have the same terms and conditions as the corresponding Fortune Brands performance share award, except as provided herein.

(b) Performance Share Awards Held by Persons Other Than H&S Employees and Departing Employees. Except as otherwise specifically provided in Section 6.03(c), Fortune Brands shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.03(b) by the Fortune Brands CSOC pursuant to the terms of the applicable Fortune Brands LTIP and this Agreement, so that each Fortune Brands performance share award held at the close of business on the Distribution Date by any person who is not an H&S Employee or a Departing Employee will be replaced with an Adjusted Fortune Brands RSU Award granted under the applicable Fortune Brands LTIP. For purposes of determining the number of Fortune Brands restricted stock units subject to the Adjusted Fortune Brands RSU Award, the number of pre-Distribution Fortune Brands RSUs that are considered earned with respect to such performance share award shall be the sum of (i) plus (ii), where (i) is the total number of Fortune Brands performance shares which would have been granted to the participant for the full performance period, determined using actual performance results as of the Distribution Date, multiplied by a fraction, the numerator of which is the number of days elapsed between the first day of the applicable performance period and the Distribution Date, and the denominator of which is the total number of days in the applicable performance period; and (ii) is the number of Fortune Brands performance shares which would have been granted to the participant for the full Performance Period, assuming “target” performance throughout the Performance Period, multiplied by a fraction, the numerator of which is the number of days between the Distribution Date and the end of the applicable performance period, and the denominator of which is the total number of days in the applicable performance period. The number of pre-Distribution Fortune Brands RSUs that are deemed to have been earned shall then be converted into an Adjusted Fortune Brands RSU Award in accordance with Section 6.02(b). Each Adjusted Fortune Brands RSU Award shall vest on the last day of the performance period to which it relates and shall have the same terms and conditions as the corresponding Fortune Brands performance share award, except as provided herein.

(c) Performance Share Awards Held by Departing Employees. Fortune Brands shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.03(c) by the Fortune Brands CSOC and the H&S Board of Directors pursuant to the terms of the applicable Fortune Brands LTIP, the applicable H&S LTIP and this Agreement, so that each Fortune Brands performance share award held at the close of business on the Distribution Date by any Departing Employee will be replaced with a Split Fortune Brands RSU Award and a Split H&S RSU Award. For purposes of determining the number of restricted stock units subject to the Split Fortune Brands RSU Award and the Split H&S RSU Award, the number of pre-Distribution Fortune Brands RSUs that are considered earned with respect to such performance share award shall be the sum of (i) plus (ii), where (i) is the total number of Fortune Brands performance shares which would have been granted to the participant for the full performance period, determined using actual performance results as of the Distribution Date, multiplied by a fraction, the numerator of which is the number of days elapsed between the first day of the applicable performance period and the Distribution Date, and the denominator of which is the total number of days in the applicable performance period; and (ii) is the number of Fortune Brands performance shares which would have been granted to the participant for the full Performance Period, assuming “target” performance throughout the Performance Period, multiplied by a fraction, the numerator of which is the number of days between the Distribution Date and the end of the applicable performance period, and the denominator of which is the total number of days in the applicable performance period. The number of pre-Distribution Fortune Brands RSUs that are deemed to have been earned shall then be converted into a Split Fortune Brands RSU Award and a Split H&S RSU Award in accordance with Section 6.02(c). Each Split Fortune Brands RSU Award and Split H&S RSU Award shall vest on the last day of the performance period to which it relates and shall have the same terms and conditions as the corresponding Fortune Brands performance share award, except as provided herein.

6.04 Deferred Shares Held by Directors. Fortune Brands and H&S shall take any and all action as shall be necessary or appropriate, including approval of the provisions of this Section 6.04 by the Nominating Committee and the H&S Board of Directors pursuant to the terms of the applicable Fortune Brands LTIP, the applicable H&S LTIP and this Agreement, so that each Fortune Brands deferred share held at the close of business on the Distribution Date by a non-employee director of Fortune Brands shall be replaced with one adjusted Fortune Brands deferred share (“Split Fortune Brands Deferred Share”) and one substitute H&S deferred share (“Split H&S Deferred Share”), in each case, as set forth in this Section 6.04. The number of Split

Fortune Brands Deferred Shares and the number of Split H&S Deferred Shares will each be equal to the number of Fortune Brands deferred shares held by the holder as of the close of business on the Distribution Date. Each Split Fortune Brands Deferred Share and each Split H&S Deferred Share shall have the same terms and conditions as the corresponding Fortune Brands deferred share, except as provided herein.

6.05 Approval and Terms of Equity Awards. By approval of the H&S Board of Directors, the Fortune Brands CSOC and the Nominating Committee pursuant to Sections 6.01, 6.02, 6.03 and 6.04, H&S, as issuer of substitute and replacement awards provided hereunder, and Fortune Brands, as sole shareholder of H&S, shall adopt and approve, respectively, the issuance of the substitute and replacement options and awards provided for herein. Except as set forth above, the terms of the Fortune Brands LTIPs and of the outstanding equity compensation awards held by participants under the Fortune Brands LTIPs and the substitute H&S equity awards shall be subject to the terms of such plans and applicable award agreements, except that references in such outstanding substitute and replacement H&S awards to “Board” and “Committee” shall mean the Board, CSOC or any other designated committee of H&S (as applicable) and references to the “Company” shall mean H&S. Notwithstanding the foregoing, substitute awards made under the H&S LTIP pursuant to H&S’s obligations under this Agreement shall take into account all employment and service with both Fortune Brands and H&S, and their respective Subsidiaries and Affiliates, for purposes of determining when such awards vest and terminate. Neither H&S nor Fortune Brands shall change the administrator or recordkeeper of the H&S LTIP or Fortune Brands LTIPs, respectively, without the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed.

6.06 No Change in Control. The Distribution will not constitute a “change in control” for purposes of Fortune Brands equity awards that are outstanding as of the Distribution Date.

ARTICLE VII

COMPENSATION MATTERS

AND GENERAL BENEFIT MATTERS

7.01 Cessation of Participation in Fortune Brands Plans and Non-ERISA Benefit Arrangements. Except as otherwise provided in this Agreement or as required by the terms of any Fortune Brands Plan or Fortune Brands Non-ERISA Benefit Arrangement, or by applicable law, Fortune Brands and H&S shall take any and all action as shall be necessary or appropriate so that participation in Fortune Brands Plans and Fortune Brands Non-ERISA Benefit Arrangements by all Business Employees shall terminate as of the close of business on the Distribution Date and the H&S Parties shall cease to be participating employers under the terms of such Fortune Brands Plans and Fortune Brands Non-ERISA Benefit Arrangements as of such time.

7.02 Assumption of Certain Employee Related Obligations. Except as otherwise provided in this Agreement, effective as of the close of business on the Distribution Date, H&S shall assume, and no Fortune Brands Party shall have any further liability for, the following agreements, obligations and liabilities, and H&S shall indemnify, defend and hold harmless each of the Fortune Brands Indemnified Parties from and against any and all Expenses or Losses incurred or suffered by one or more of the Fortune Brands Indemnified Parties in connection with, relating to, arising out of or due to, directly or indirectly, any of the following:

(a) all agreements entered into between any Fortune Brands Party and any independent contractor providing services to the extent they are related to the Transferred Business;

(b) all collective bargaining agreements, collective agreements, trade union agreements or works council agreements entered into between any Fortune Brands Party and any union, works council or other body to the extent they are related to the Business Employees;

(c) all wages, salary, incentive compensation, commissions and bonuses payable to Business Employees on or after the Distribution Date, without regard to when such wages, salary, incentive compensation, commissions or bonuses are or may have been earned;

(d) all moving expenses and obligations related to relocation, repatriation, transfers or similar items incurred by or owed to any Business Employee;

(e) all immigration-related, visa, work application or similar rights, obligations and liabilities to the extent they are related to any Business Employees; and

(f) all liabilities and obligations whatsoever of the Transferred Business with respect to claims made by or with respect to Business Employees, or any other to the extent their employment duties related to the Transferred Business, relating to any employee benefit plan, program or policy not otherwise retained or assumed by Fortune Brands pursuant to this Agreement, including such liabilities relating to actions or omissions of or by the H&S Parties or any officer, director, employee or agent thereof prior to the Distribution Date.

7.03 Restrictive Covenants in Employment and Other Agreements. To the extent permitted under applicable law, following the Distribution, the H&S Parties shall be considered to be successors to the Fortune Brands Parties for purposes of all agreements containing restrictive covenants (including confidentiality and non-competition provisions) between any Fortune Brands Party and any Business Employee executed prior to the Distribution Date such that each Fortune Brands Party and each H&S Party shall all enjoy the rights and benefits under such agreements, with respect to their respective business operations; provided, however, that (a) in no event shall any Fortune Brands Party be permitted to enforce the restrictive covenant agreements against any Business Employees in their capacity as employees of any H&S Party, and (b) in no event shall any H&S Party be permitted to enforce the restrictive covenant agreements against any Fortune Brands employees in their capacity as employees of any Fortune Brands Party.

7.04 Severance. Effective as of the Distribution Date, H&S may establish one or more severance plans and policies with respect to Business Employees as H&S deems appropriate in its discretion. Effective as of the Distribution Date, H&S shall assume, and Fortune Brands shall have no liability or obligation with respect to the severance benefits provided to Business Employees. Following the Distribution Date, H&S shall be solely responsible for administering and paying all benefits under the applicable severance plans, policies or agreements with Business Employees, including Business Employees whose employment terminated prior to the Distribution Date for an eligible reason under such policies or in accordance with such agreements, and H&S shall indemnify each of the Fortune Brands Parties for any amounts payable to Business Employees under such plans, policies and agreements. It is not intended that any Business Employee will be eligible for termination or severance payments or benefits from any Fortune Brands Party as a result of the transfer or change of employment from Fortune Brands to any H&S Party. Notwithstanding the preceding sentence, in the event that any such termination or severance payments or benefits become payable on account of such transfer, change or the refusal of a Business Employee to accept employment with any H&S Party, H&S shall indemnify each of the Fortune Brands Parties for the amount of such termination or severance payments or benefits.

7.05 Past Service Credit. With respect to all Business Employees, as of the Distribution Date, the H&S Parties shall recognize all service recognized under the comparable Fortune Brands Plans and Fortune Brands Non-ERISA Benefit Arrangements for purposes of determining eligibility, participation, vesting and calculation of benefits under comparable plans and programs maintained by the H&S Parties, provided that there shall be no duplication of benefits for Business Employees under such H&S Party plans and programs. Fortune Brands will provide to H&S copies of any records available to Fortune Brands to document such service, plan participation and membership and cooperate with H&S to resolve any discrepancies or obtain any missing data for purposes of determining benefit eligibility, participation, vesting and calculation of benefits with respect to the Business Employees. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, Fortune Brands and H&S shall each comply with all applicable laws, regulations and internal policies and each party shall indemnify and hold harmless the other party from and against any and all liability, claims, actions and damages that arise from a failure (by the indemnifying party) to so comply with all applicable laws, regulations and internal policies applicable to such information.

7.06 Accrued Vacation Days Off. Effective as of the Distribution Date, the H&S Parties shall recognize and assume all liability for all vacation, holiday, sick leave, flex days and personal days off, including banked vacation, accrued by Business Employees as of the Distribution Date, and the H&S Parties shall credit each Business Employee with such days off accrual.

7.07 Leaves of Absence. The H&S Parties shall continue to apply all leave of absence policies as in effect immediately prior to the Distribution to inactive Business Employees who are on an approved leave of absence as of the Distribution Date. Leaves of absence taken by Business Employees prior to the Distribution Date shall be deemed to have been taken as employees of H&S.

7.08 Fortune Brands Assets. Except as otherwise set forth herein, Fortune Brands shall retain all reserves, bank accounts, trust funds or other balances maintained with respect to Fortune Brands’ Non-ERISA Benefit Arrangements.

7.09 Further Cooperation; Personnel Records; Data Sharing. The parties shall provide each other such records and information as reasonably necessary or appropriate to carry out their obligations under law, this Agreement, or for the purposes of administering their respective plans and policies, including without limitation information relating to the vesting, exercise and employment status of persons holding equity compensation awards in the common stock of the other party. Each party shall be responsible for the accuracy of records and information provided to the other party pursuant to this Section 7.09, and shall indemnify such other party for any losses caused by inaccurate information that it has provided. Subject to applicable law, all information and records regarding employment and personnel matters of Business Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by H&S in accordance with all laws and policies relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records. Access to such records after the Distribution Date will be provided to Fortune Brands in accordance with Article XI of the Distribution Agreement. Notwithstanding the foregoing, Fortune Brands shall retain reasonable access to those records necessary for Fortune Brands’ continued administration of any plans or programs on behalf of Business Employees after the Distribution Date, and H&S shall retain reasonable access to those records necessary for H&S’s administration of any equity award or other compensation or benefit payable or administered by the H&S Parties after the Distribution Date, provided that such access shall be limited to individuals who have a job-related need to access such records. Fortune Brands shall also retain copies of all confidentiality and non-compete agreements with any Business Employee in which Fortune Brands has a valid business interest. With respect to retaining, destroying, transferring, sharing, copying and permitting access to all such information, Fortune Brands and H&S shall each comply with all applicable laws, regulations and internal policies, and each party shall indemnify and hold harmless the other party from and against any and all liability, claims, actions, and damages that arise from a failure (by the indemnifying party) to so comply with all applicable laws, regulations and internal policies applicable to such information.

ARTICLE VIII

GENERAL PROVISIONS

8.01 Employment and Plan Rights. Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that (a) this Agreement is not intended to create an employment-related contract between any of the Fortune Brands Parties or the H&S Parties, on the one hand, and any employee or service provider, on the other, nor may any current or former employee or service provider rely on this Agreement as the basis for any breach of any employment-related contract claim against any of the Fortune Brands Parties or H&S Parties, (b) nothing in this Agreement shall be deemed or construed to require any of the Fortune Brands Parties or H&S Parties to continue to employ any particular employee or service provider for any period before or after the Distribution Date, (c) nothing in this Agreement shall be deemed or construed to limit the right of the Fortune Brands Parties or H&S Parties to terminate the employment of any employee or service provider at any time before or after the Distribution Date and (d) nothing in this Agreement shall be construed as establishing or amending any Pension Plan, Welfare Plan or Non-ERISA Benefit Arrangement, or any other plan, policy, agreement or arrangement for the benefit of any employee or any other person.

8.02 Confidentiality. Each Party agrees that any information conveyed or otherwise received by or on behalf of a Party in conjunction herewith is confidential and is subject to the terms of the confidentiality provisions set forth in Section 11.8 of the Distribution Agreement.

8.03 Administrative Complaints/Litigation. Except as otherwise provided in this Agreement, following the Distribution Date, H&S shall assume, and be solely liable for, the handling, administration, investigation and defense of actions, including ERISA, occupational safety and health, employment standards, union grievances, wrongful dismissal, discrimination or human rights and unemployment compensation claims, asserted at any time against Fortune Brands or H&S by any Business Employee (including any dependent or beneficiary of any Business Employee), or any other person to the extent such actions or claims arise out of or relate to employment or the provision of services (whether as an employee, contractor, consultant or otherwise) to or with the Transferred Business. Any Losses arising from such actions shall be deemed Assumed Actions under the Distribution Agreement.

8.04 Reimbursement and Indemnification. The parties hereto agree to reimburse each other, within 30 days of receipt from the other party of appropriate verification, for all costs and expenses which each may incur on behalf of the other as a result of any of the Welfare Plans, Pension Plans and Non-ERISA Benefit Arrangements and, as contemplated by Section 7.04, any termination or severance payments or benefits. All liabilities retained, assumed or indemnified against by H&S pursuant to this Agreement, and all liabilities retained, assumed or indemnified against by Fortune Brands pursuant to this Agreement, shall in each case shall be subject to the indemnification procedures set forth in Article X of the Distribution Agreement.

8.05 Entire Agreement. This Agreement, including any schedules hereto and the sections of the Distribution Agreement referenced herein, constitutes the entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior agreements, negotiations, discussions, understandings, writings and commitments between the Parties with respect to such subject matter.

8.06 Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Delaware, as though all acts and omissions related hereto occurred in Delaware.

8.07 Amendment. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of Fortune Brands and H&S.

8.08 Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or Parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently given for the purposes of this Agreement if, as to any Party, it is in writing signed by an authorized representative of such Party. The failure of any Party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, or in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

8.09 Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

8.10 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties.

8.11 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns; provided, however, that the rights and obligations of either Party under this Agreement shall not be assignable by such Party without the prior written consent of the other Party. The successors and permitted assigns hereunder shall include any permitted assignee as well as the successors in interest to such permitted assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise).

8.12 Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when delivered or mailed in accordance with the terms of Section 12.11 of the Distribution Agreement.

8.13 Performance. Each Party shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Affiliate of such Party.

8.14 No Public Announcement. Neither Fortune Brands nor H&S shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that either Party shall be so obligated by law or the rules of any regulatory body, stock exchange or quotation system, in which case the other Party shall be advised and the Parties shall use commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with applicable law, accounting and SEC disclosure obligations or the rules of any stock exchange.

8.15 Limited Liability. Notwithstanding any other provision of this Agreement, no individual who is a stockholder, director, employee, officer, agent or representative of an H&S Party or a Fortune Brands Party, in its capacity as such, shall have any liability in respect of or relating to the covenants or obligations of such Party under this Agreement, and, to the fullest extent legally permissible, each of H&S and Fortune Brands, for itself and its respective stockholders, directors, employees, officers and Affiliates, waives and agrees not to seek to assert or enforce any such liability that any such Person otherwise might have pursuant to applicable law.

8.16 Mutual Drafting. This Agreement shall be deemed to be the joint work product of Fortune Brands and H&S and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

8.17 Dispute Resolution. The Parties agree that any dispute, controversy or claim between them with respect to the matters covered hereby shall be governed by and resolved in accordance with the procedures set forth in Section 12.2 of the Distribution Agreement.

8.18 No Third-Party Beneficiaries. No Business Employee or other current or former employee of the Fortune Brands Parties or H&S Parties (or his/her spouse, dependent or beneficiary), or any other person not a party to this Agreement, shall be entitled to assert any claim hereunder. The provisions of this Agreement are solely for the benefit of the Parties and their respective Affiliates, successors and permitted assigns and shall not confer upon any third Person any remedy, claim, liability, reimbursement or other right in excess of those existing without reference to this Agreement.

8.19 Effect if Distribution Does Not Occur. Notwithstanding anything in this Agreement to the contrary, if the Distribution Agreement is terminated prior to the Distribution Date, this Agreement shall be of no further force and effect.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names by a duly authorized officer as of the date first written above.

FORTUNE BRANDS, INC.

By:
Name:
Title:

FORTUNE BRANDS HOME & SECURITY, INC.

By:
Name:
Title:

Employee Matters Agreement